SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: April 25, 2002
                        (Date of earliest event reported)




                        National Global MBS Manager, Inc.
                       National Mortgage Securities, Inc.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                 Delaware                                    333-53160
 --------------------------------------------        ---------------------------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)


                                   59-3689298
                                   59-2957725
                          ---------------------------
                                (I.R.S. Employer
                               Identification No.)

    7301 Baymeadows Way
    Jacksonville, Florida
    ---------------------                                      32256
    (Address of Principal                                    ----------
    Executive Offices)                                       (Zip Code)

         Registrant's telephone number, including area code:  (904) 281-3422
                                                              --------------

                        HomeSide Global MBS Manager, Inc.
                       HomeSide Mortgage Securities, Inc.
                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         19.1              Investor's  Quarterly  Report for  HomeSide  Mortgage
                           Securities Trust 2001-1, Mortgage Backed Floating Rate Notes, Series 2001-1, relating to the April 22, 2002 payment date issued pursuant to Section 14.1 and
                           Section 14.7 of the Master Trust Deed among National Global MBS Manager, Inc., formerly HomeSide Global MBS Manger, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.










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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL GLOBAL MBS MANAGER, INC.



                                            By: /s/ Robert J. Jacobs
                                                ---------------------------
Dated:  April 25, 2002                      Name:  Robert J. Jacobs
                                            Title: Vice President and Secretary



                                             NATIONAL MORTGAGE SECURITIES, INC.



                                            By: /s/ Robert J. Jacobs
                                                ---------------------------
Dated:  April 25, 2002                      Name:  Robert J. Jacobs
                                            Title: Vice President and Secretary















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



                                  EXHIBIT INDEX
                                  -------------





Exhibit No.          Description                                        Page No.
-----------          -----------                                        --------


19.1                 Investor's Quarterly Report for HomeSide
                     Mortgage Securities Trust 2001-1, Mortgage
                     Backed Floating Rate Notes, Series 2001-1















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